(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
February 28, 2002


Merrill Lynch
Senior Floating Rate
Fund, Inc.


www.mlim.ml.com


Merrill Lynch Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Senior Floating Rate Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



Merrill Lynch Senior Floating Rate Fund, Inc.


DEAR SHAREHOLDER


Investment Approach
Merrill Lynch Senior Floating Rate Fund, Inc. consists largely of participations in leveraged bank loans. These loans are generally senior secured floating rate investments. In response to general economic events and trends, the bank loan market tends to move in a similar direction, but with less volatility, as the high-yield bond market. The linkage between the two markets can be ascribed to the fact that the issuers of debt as well as the buyers of that debt tend to participate in both markets (based on similar credit rating and risk/reward profiles of the markets). The lower price volatility of bank loan investments can be attributed to two factors. First, bank loans are generally senior secured obligations and, thus, they generally offer investors greater principal protection than the unsecured bonds. Second, bank loans are typically floating rate instruments and, therefore, their principal value generally does not move inversely to interest rate movements, as is often the case with fixed-income bonds.


Market Review
Not surprisingly, the event that affected the bank loan market the greatest during the six-month period ended February 28, 2002 was the September 11 terrorist attacks. The unprecedented acts of terrorism on American soil threw the financial markets into an immediate and precipitous freefall. The negative affect on the markets was compounded and, likely, elongated by the anthrax scare that followed. The impact on the bank loan market was most identifiably manifested in terms of prices and liquidity. Almost without exception, leveraged loan prices moved lower and remained mired there for almost two full months. Stressed and distressed companies as well as companies directly related to the travel and lodging industries showed the greatest reaction, but even par and near-par companies with little potential exposure to terrorism experienced some degree of the impact. It was not until midway through the fourth quarter of 2001, as the anthrax scare fell from the daily headlines and was replaced by positive news from the anti-terrorism operation in Afghanistan, did the loan market begin to rebound. The upward movement was tentative yet pronounced and continued into the New Year before plateauing.

Other developments during the past six months included the continued growth of the collateralized debt obligation (CDO) market, which helped sustain the demand for quality bank loan issues in the face of falling demand from mutual funds. We believe that the growth of the CDO market has been driven by an attractive new-issue market and, almost paradoxically, a perceived bottoming of interest rates. In response to the high default rates of transactions done when credit standards were not as strict, bank loan investors have demanded tighter financial covenants (such as leverage ratios and interest coverage ratios), stronger security and seniority rights and more credible collateral packages. During the past six months, these terms have been coupled with historically high spreads, in all, making the new-issue market very attractive to institutional investors of CDOs. Similarly, CDO issuance is also getting a lift from investors who believe that interest rates will begin to reverse their course in 2002. These investors are placing money with managers they believe have created vehicles that provide adequate return in the current interest rate environment and expect that the returns will move higher as interest rates do. In practice, the ramp-up demand of new CDOs continues to buoy prices of the quality bank loans.



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


During the six months ended February 28, 2002, Moody's Investors Service's speculative bond default rate continued its expected rise, reaching 12.8% at December 31, 2001 (the most recent date for which data is available) compared to 9.9% at July 31, 2001. The good news is that the rate of increase has been slowing, and we believe that it will level off and eventually decline as we make our way through 2002. The default rate is, of course, a lagging indicator and the high rate the market is experiencing now reflects the lax underwriting standards we saw in the market in 1997 and 1998 up until the Russian default crisis in August. We have gauged that it takes about 3.5 years for a bond issue to default. This would suggest that we are near the top in default rates as this 1998 vintage works its way through the financial markets. Both Moody's Investors Service and Standard & Poor's seem to concur with this theory, with both predicting lower year-end 2002 rates. (The speculative bond default rate is used as a proxy because the private nature of bank loans has to date prevented the compilation of reliable and standardized statistics about bank loan defaults).


Fund Performance
The Fund's effective net annualized yield for the six-month period ended February, 28, 2002 was 5.39%, compared to a yield of 9.39% for the same period a year earlier. For the same period, the Fund's total investment return was -1.50%, based on a change in per share net asset value from $8.82 to $8.46 and assuming reinvestment of $0.226 per share income dividends. Since inception (November 3, 1989) through February 28, 2002, the Fund's total investment return was +101.19%, based on a change in per share net asset value from $10.00 to $8.46, and assuming reinvestment of $8.52 per share income dividends.

The Fund's net asset value very closely followed the pattern set by the bank loan market in the weeks and months after September 11. On September 10, 2001, the Fund's net asset value per share stood at $8.82; just three weeks later, it had fallen $0.22 to $8.60. The downward pressure continued (but at a slower pace) through the second week of November when the net asset value per share bottomed at $8.39. In the final month of the year, the net asset value per share rebounded as high as $8.54 before settling in the $8.44 - $8.52 per share range during the first two months of 2002.

Compounding the market value problem was a continued lowering of interest rates. During the six-month period ended February 28, 2002, the average daily yield for the Fund slipped to 5.43% (compared to 7.52% for the preceding six-month period) as three-month London Interbank Offered Rate (the rate off of which most bank loans are priced) fell below 2.0%. We are hopeful that interest rates, too, have found their bottom and will begin to move back up during 2002 in line with a strengthening economy.

Of the sectors that were most directly and adversely impacted by the terrorist attacks of September 11, 2001 (airlines, hotels and motels and insurance), only hotels and motels represented a significant investment for the Fund. Specifically, the Fund's investment in Wyndham International, Inc. initially dropped 20 points from its near-par levels. Despite the uncertainty facing Wyndham in the aftermath of the terrorist attacks, we were comforted by the company's adequate near-term liquidity position, operating abilities and management's proactive approach to working with its lenders. With Americans' appetite for travel returning in recent months, the market price of the Wyndham bank debt has once again crested above 90.

The market value reductions associated with the metals and mining industry, specifically investments in Ormet Corporation, an aluminum manufacturer, and Ispat International, a steel producer, also had a great effect on the Fund's six-month performance. Ormet's 2001 operating results suffered from a combination of a weak pricing environment, declining rolled product volumes and a reduced demand for recycled secondary ingot. While the pricing situation has not yet improved, recent sales have been promising. Similarly for Ispat Inland LP, 2001 pricing and sales volumes were disappointing but have begun to show some rebound in 2002.

During the recent six-month period, we moved to reduce our exposure to wired telecommunications, an industry that has hindered performance for some time. At August 31, 2001, wired telecommunications investments represented 1.9% of the total assets of the Fund and by February 28, 2002, we reduced this to 1.2%.



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


Investment Activities
From a sector perspective, we continue to put the most emphasis on those industries with strong asset values and stable cashflow characteristics. Cable television remains the sector with the highest concentration, moving from 11.6% of total assets six months ago to 14.8% at February 28, 2002. Wireless telecommunications, while still the second-largest concentration, moved down slightly from 8.8% of total assets to 8.6% in recognition of the widespread price pressure that the larger telecommunications market is enduring. The hotels and motels sector remains in third place at 6.8% up from 6.0%. The Fund continues to be well diversified, with holdings in 131 different issuers in 42 different industries at February 28, 2002, down from 140 issuers in 44 industries six months ago.

As compared to the Credit Suisse First Boston Leveraged Loan Index at February 28, 2002, the Fund was underweight in Ba and above-rated issues (43.0% of total assets compared to 55.0%), overweight in B-rated issues (25.6% compared to 23.1%), underweight in Caa or below-rated issues (3.3% compared to 5.1%) and overweight in securities not rated (28.1% compared to 16.9%). (Rating percentages are according to Moody's Investors Service.)


In Conclusion
During the past six months, several new dynamics were introduced into the loan market to profound effect, both positively and negatively. While the Fund has yet to recover fully from the most damaging of these dynamics, we have seen positive movement during the last three months. Furthermore, for the remainder of 2002, several reasons for optimism have arisen, including a lower projected default rate, a potential reversal of the Federal Reserve Board's interest rate easing policy and indications of a rebounding economy. If all of these come to pass, the Fund, with its diverse set of assets and senior secured position in those assets, should be in a position to benefit from a total return standpoint.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,



Terry K. Glenn
(Terry K. Glenn)
President and Director



Kevin J. Booth
(Kevin J. Booth)
Vice President and Portfolio Manager



Joseph Matteo
(Joseph Matteo)
Vice President and Portfolio Manager



April 4, 2002



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


THE BENEFITS AND RISKS OF LEVERAGING


Merrill Lynch Senior Floating Rate Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)

                  S&P      Moody's       Face                       Senior Secured
Industries*      Rating    Rating       Amount              Floating Rate Loan Interests**                          Value
Air                                              Evergreen International Aviation, Inc.:
Transportation    B+        Ba2   $    146,875      Term B, due 5/31/2002                                   $       132,922
Services--0.3%    B+        Ba2      3,506,579      Term B-Air, due 5/07/2003                                     3,173,454
                  B+        Ba2        540,298      Term B-1, due 5/07/2003                                         488,970
                                                                                                            ---------------
                                                                                                                  3,795,346

Aircraft &        BB-       B1       2,858,000   Fairchild Corp., Term, due 4/30/2006                             2,465,025
Parts--0.2%

Amusement &       NR++      NR++     4,351,539   Kerasotes, Term B, due 3/31/2004                                 4,068,689
Recreational                                     Metro-Goldwyn-Mayer Co.:
Services--0.9%    NR++      NR++     3,700,000      Term A, due 3/31/2005                                         3,679,957
                  NR++      NR++     4,477,500      Term B, due 3/31/2006                                         4,463,508
                                                                                                            ---------------
                                                                                                                 12,212,154

Apparel--1.1%                                    Arena Brands, Inc.:
                  NR++      NR++     2,879,027      Revolving Credit, due 6/01/2002                               2,663,100
                  NR++      NR++     1,537,220      Term A, due 6/01/2002                                         1,421,929
                  NR++      NR++     6,687,695      Term B, due 6/01/2002                                         6,186,118
                                                 Walls Industries:
                  NR++      NR++     1,101,064      Term B, due 2/28/2005                                           865,656
                  NR++      NR++     1,579,787      Term C, due 2/28/2006                                         1,246,768
                  NR++      NR++     7,343,768   Warnaco Inc., due 8/12/2002+++                                   1,909,380
                                                                                                            ---------------
                                                                                                                 14,292,951

Automotive        B+        B1      16,108,329   Citation Corporation, Term B, due 12/01/2007                    13,611,538
Equipment--1.9%                                  Tenneco Automotive Inc.:
                  B+        B2       6,730,464      Term B, due 11/02/2007                                        5,827,458
                  B+        B2       6,730,464      Term C, due 5/02/2008                                         5,846,155
                                                                                                            ---------------
                                                                                                                 25,285,151

Broadcasting--    CC        B2       8,500,000   Benedek Broadcasting Corporation, Term B, due 11/20/2007         7,966,625
Radio &           NR++      Ba3      8,000,000   Citadel Communications, Term B, due 8/31/2009                    8,050,000
Television--3.5%  NR++      NR++     7,350,000   Corus Entertainment Inc., Tranche II, due 8/31/2007              7,368,375
                                                 Cumulus Media Inc.:
                  B         B1       7,182,000      Term B, due 9/30/2007                                         7,173,023
                  B         B1       4,800,000      Term C, due 2/28/2008                                         4,794,000
                  BB-       Ba2      5,000,000   Sinclair Broadcasting Group, Term B, due 9/30/2009               5,042,500
                  NR++      NR++     3,706,299   VHR Broadcasting, Term B, due 9/30/2007                          3,317,138
                  BB-       Ba3      3,536,168   Young Broadcasting Inc., Term B, due 12/31/2006                  3,557,827
                                                                                                            ---------------
                                                                                                                 47,269,488

Building          NR++      NR++     3,283,731   Trussway Industries Inc., Term B, due 12/31/2006                 2,659,822
Materials--0.2%

Business          BB-       Ba3      3,186,804   Transaction Network Services, Term B, due 3/31/2008              3,178,837
Services--0.2%



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P      Moody's       Face                       Senior Secured
Industries*      Rating    Rating       Amount              Floating Rate Loan Interests**                          Value
Cable             BB+       Ba3   $ 10,900,000   CC VIII Operations Co. LLC, Term B, due 2/02/2008          $    10,626,824
Television        BB        Ba2     45,000,000   Century Cable LLC, Term, due 6/30/2009                          44,541,720
Services--14.6%                                  Charter Communications Holdings:
                  BBB-      Ba3      9,000,000      Term, due 9/18/2008                                           8,735,625
                  BBB       Ba3     65,443,750      Term B, due 3/18/2008                                        63,578,603
                  NR++      NR++       100,000   Classic Cable Inc., Revolving Credit, due 11/15/2002               100,000
                  BB+       Ba3      9,700,000   Falcon Holdings, Term C, due 12/31/2007                          9,530,250
                                                 Frontiervision Operating Partners L.P.:
                  BB        Ba2      3,789,713      Term A, due 9/30/2005                                         3,647,978
                  BB        Ba2     15,701,200      Term B, due 3/31/2006                                        15,504,935
                  BB+       Ba3      2,000,000   Insight Midwest, Term B, due 12/31/2009                          2,008,036
                  BB        Ba2     19,500,000   Olympus Cable Holdings LLC, Term B, due 9/30/2004               19,387,271
                  B+        B1      11,385,000   Pegasus Media & Communications Inc., Term, due 4/30/2005        11,026,851
                  NR++      NR++    10,000,000   UCC/HHC Inc., Term B, due 12/31/2004                             9,931,250
                                                                                                            ---------------
                                                                                                                198,619,343

Chemicals--5.5%   NR++      NR++     3,732,223   CII Carbon LLC, Term, due 6/25/2008                              2,239,334
                  NR++      NR++    10,943,864   Cedar Chemical Corp., Term B, due 10/31/2003                     4,377,546
                                                 Huntsman International LLC:
                  B+        B2      16,503,880      Term B, due 6/30/2007                                        16,102,539
                  B+        B2      16,503,881      Term C, due 6/30/2008                                        16,102,540
                  NR++      Ba3     24,302,135   Lyondell Petrochemical Co., Term E, due 6/30/2006               24,527,440
                  NR++      NR++     1,663,000   PCI Chemicals, Canada, 10% due 12/31/2008                        1,247,250
                  NR++      NR++     4,870,107   Pinnacle Polymers, Term B, due 12/31/2005                        4,922,704
                  NR++      NR++       554,000   Pioneer Companies, Inc., 5.408% due 12/31/2006                     398,880
                  NR++      B1       5,138,694   Texas Petrochemicals Corp., Term B, due 6/30/2004                5,103,237
                                                                                                            ---------------
                                                                                                                 75,021,470

Computer-Related                                 Bridge Information Systems:+++
Products--0.8%    NR++      NR++     1,180,540      Delayed Draw, due 5/29/2003                                     481,070
                  NR++      NR++    15,179,953      Term B, due 5/29/2005                                         6,185,831
                  NR++      NR++     3,621,094   Stratus Computer, Inc., Term B, due 2/26/2005                    3,548,672
                                                                                                            ---------------
                                                                                                                 10,215,573

Consumer          BB-       Ba3     10,560,710   Burhmann NV, Term B, due 10/26/2007                             10,256,149
Products--1.4%    B         B2       3,855,057   Holmes Products Corp., Term B, due 2/05/2007                     3,103,320
                                                 Simmons Co.:
                  B+        Ba3      2,034,838      Term B, due 10/28/2005                                        2,034,838
                  B+        Ba3      3,620,234      Term C, due 10/29/2006                                        3,624,759
                                                                                                            ---------------
                                                                                                                 19,019,066

Electronics/      B         NR++     7,274,897   Acterna Corporation, Term B, due 9/30/2007                       4,946,930
Electrical        BB-       Ba3      1,395,796   Amkor Technology Inc., Term B, due 9/30/2005                     1,399,503
Components--      B+        B1       4,340,282   Chippac International Co. Ltd., Term B, due 7/31/2006            3,776,046
4.4%              NR++      Ba3      4,657,513   DD Inc., Term B, due 4/22/2005                                   4,238,337
                  B+        B1       4,925,000   Knowles Electronics Inc., Term B, due 6/29/2007                  4,715,688



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P      Moody's       Face                       Senior Secured
Industries*      Rating    Rating       Amount              Floating Rate Loan Interests**                          Value
Electronics/                                     On Semiconductor Components:
Electrical        B+        Ba3   $  9,384,754      Term B, due 8/04/2006                                   $     7,742,422
Components        B+        Ba3     10,490,309      Term C, due 8/04/2007                                         8,654,505
(concluded)       B+        Ba3      5,970,000      Term D, due 8/04/2007                                         4,498,395
                                                 Superior Telecom:
                  B+        B2      12,142,000      Term A, due 5/27/2004                                         8,135,140
                  B+        B2       7,405,371      Term B, due 11/27/2005                                        4,961,599
                  NR++      Ba3      6,204,674   Telex Communications, Inc., Term B, due 11/30/2004               5,273,973
                  NR++      B1       2,128,796   Trend Technologies, Inc., Term, due 2/28/2007                    1,905,272
                                                                                                            ---------------
                                                                                                                 60,247,810

Energy--0.2%      NR++      NR++     2,233,125   WH Energy, Term B, due 4/16/2007                                 2,227,542

Environmental                                    IT Group Inc.:
Services--0.7%    D         NR++     8,536,000      Term, due 6/08/2007                                           1,323,080
                  D         NR++     3,645,424      Term B, due 6/11/2006                                           565,041
                                                 URS Corp.:
                  BB        Ba3      3,907,349      Term B, due 6/09/2006                                         3,785,245
                  BB        Ba3      3,907,349      Term C, due 6/09/2007                                         3,785,245
                                                                                                            ---------------
                                                                                                                  9,458,611

Financial         NR++      B2       4,800,822   Outsourcing Solutions, Inc., Term B, due 6/01/2006               4,476,766
Services--0.3%

Food & Kindred    NR++      Ba2     11,250,000   Suiza Foods Corporation, Term B, due 7/30/2008                  11,346,424
Products--0.8%

Funeral           NR++      Caa1    13,351,906   Prime Succession Inc., Axel, due 8/01/2003                       6,675,953
Homes &
Parlors--0.5%

Gaming--1.1%                                     Ameristar Casinos Inc.:
                  B+        Ba3      1,114,228      Term B, due 12/20/2006                                        1,124,326
                  B+        Ba3        955,053      Term C, due 12/20/2007                                          963,708
                                                 Isle of Capri Casinos, Inc.:
                  BB-       Ba2      5,475,535      Term B, due 3/01/2006                                         5,516,602
                  BB-       Ba2      4,791,093      Term C, due 3/01/2007                                         4,824,459
                  B+        B1       2,474,937   Scientific Games, Term B, due 9/30/2007                          2,484,218
                                                                                                            ---------------
                                                                                                                 14,913,313

Grocery--1.1%     D         NR++     4,178,593   Big V Supermarkets Inc., Term B, due 8/10/2003+++                3,447,339
                                                 The Pantry Inc.:
                  BB-       B1       6,554,414      Term B, due 1/31/2006                                         6,488,870
                  BB-       B1       5,145,000      Term C, due 7/31/2006                                         5,095,695
                                                                                                            ---------------
                                                                                                                 15,031,904

Health            BB-       B1       2,229,167   Alpharma, Term B, due 9/30/2008                                  2,222,201
Services--                                       Community Health Systems, Inc.:
4.4%              B+        NR++     8,376,467      Term B, due 12/31/2003                                        8,419,095
                  B+        NR++     8,376,467      Term C, due 12/31/2004                                        8,423,585
                                                 Dade Behring Inc.:
                  D         NR++     4,771,665      Term B, due 6/30/2006                                         4,777,629
                  D         NR++     4,771,665      Term C, due 6/30/2007                                         4,777,629



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P      Moody's       Face                       Senior Secured
Industries*      Rating    Rating       Amount              Floating Rate Loan Interests**                          Value
Health Services   BB-       Ba2   $    897,000   Davita Inc., Term B, due 3/31/2006                         $       903,797
(concluded)       B+        B1      11,376,903   Iasis Healthcare Corp., Term B, due 9/30/2006                   11,199,138
                                                 Medical Specialties:
                  NR++      NR++    12,845,454      Axel, due 6/30/2004                                           5,587,773
                  NR++      NR++     4,418,182      Term, due 6/30/2001                                           1,921,909
                  NR++      NR++     5,723,889   Mediq Inc., Term, due 6/13/2005                                  4,893,925
                  B+        B1       7,481,250   MedPointe Inc., Term B, due 9/30/2008                            7,455,537
                                                                                                            ---------------
                                                                                                                 60,582,218

Hotels &                                         Wyndam International, Inc.:
Motels--6.8%      NR++      NR++    34,120,606      Term, due 6/30/2004                                          30,850,726
                  NR++      NR++    68,158,696      Term, due 6/30/2006                                          61,276,577
                                                                                                            ---------------
                                                                                                                 92,127,303

Industrial        B+        B2       6,370,348   Muzak Audio, Term B, due 12/31/2006                              6,171,274
Services--0.4%

Insurance--1.2%                                  BRW Acquisition:
                  NR++      NR++     2,375,000      Term B, due 7/10/2006                                         2,268,125
                  NR++      NR++     2,375,000      Term C, due 7/09/2007                                         2,268,125
                                                 Willis Corroon Group PLC:
                  BB        Ba2      6,781,250      Term B, due 11/19/2006                                        6,724,742
                  BB        Ba2      3,952,500      Term C, due 11/19/2007                                        3,926,149
                  BB        Ba2      1,530,000      Term D, due 5/19/2008                                         1,519,799
                                                                                                            ---------------
                                                                                                                 16,706,940

Leasing & Rental  B         B2      11,700,000   Anthony Crane Rental LP, Term, due 7/20/2006                     8,979,750
Services--2.1%    NR++      Caa1     6,849,689   Nations Rent Inc., Term B, due 7/20/2006                         3,964,257
                  B+        B2       6,809,318   Panavision Inc., Term B, due 3/31/2005                           6,014,895
                  CCC+      NR++    11,488,903   Rent Way Inc., Term B, due 9/30/2006                             9,937,901
                                                                                                            ---------------
                                                                                                                 28,896,803

Manufacturing--   B         B3       3,982,311   Blount International Inc., Term B, due 6/30/2006                 3,937,510
3.0%              NR++      NR++     6,542,857   Channel Master, Term, due 10/10/2005                             6,504,909
                                                 Environmental Systems Product, Inc.:
                  NR++      NR++     2,835,335      Term 1, due 12/31/2004                                        2,495,095
                  NR++      NR++     2,024,755      Term 2, due 12/31/2004                                        1,255,348
                  NR++      NR++     4,900,000   Metokote Corp., Term B, due 11/02/2005                           4,459,000
                                                 Mueller Industries Inc.:
                  B+        B1       6,093,750      Term B, due 8/16/2006                                         6,099,466
                  B+        B1       6,093,750      Term C, due 8/16/2007                                         6,099,466
                  BB+       Ba2      6,959,951   SPX Corporation, Term C, due 12/31/2007                          6,974,448
                                                 Terex Corp.:
                  BB-       Ba3      1,541,386      Term B, due 3/06/2005                                         1,545,400
                  BB-       Ba3      1,569,344      Term C, due 3/06/2006                                         1,575,229
                                                                                                            ---------------
                                                                                                                 40,945,871

Metals &          NR++      NR++    10,261,680   Acme Metals, Inc., Term, due 12/01/2005+++                       1,539,252
Mining--3.9%                                     Ispat Inland LP:
                  CCC+      Caa2    18,817,500      Term B, due 7/15/2005                                        11,133,694
                  CCC+      Caa4    18,817,500      Term C, due 7/15/2006                                        11,133,694
                  NR++      Caa3    12,063,333   LTV Corporation, Term, due 11/10/2004                            9,710,983
                  B+        B1      31,000,000   Ormet Corportation, Term, due 8/15/2008                         20,150,000
                                                                                                            ---------------
                                                                                                                 53,667,623



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P      Moody's       Face                       Senior Secured
Industries*      Rating    Rating       Amount              Floating Rate Loan Interests**                          Value
Other                                            Pacific Coin:
Telecommuni-      NR++      NR++  $  3,786,777      Term A, due 12/28/2007                                  $     2,272,066
cations--0.3%     NR++      NR++     2,980,341      Term B, due 12/28/2007                                        1,788,205
                                                                                                            ---------------
                                                                                                                  4,060,271

Packaging--1.9%   NR++      NR++    15,980,124   Dr. Pepper, Term B, due 10/07/2007                              16,040,049
                  B         B2       9,227,436   Graham Packaging Co., Term D, due 1/31/2007                      9,153,902
                                                                                                            ---------------
                                                                                                                 25,193,951

Paper--4.1%                                      Cellular Tissue:
                  NR++      NR++     3,253,500      Term B, due 8/31/2005                                         3,123,360
                  NR++      NR++       272,649      Term C, due 8/31/2006                                           163,589
                  NR++      NR++     7,323,804   Crown Paper Co., Term B, due 8/22/2003+++                          915,476
                                                 Stone Container Corp.:
                  B+        Ba3     14,408,897      Term C, due 10/01/2003                                       14,436,807
                  B+        Ba3      6,665,963      Term E, due 10/01/2003                                        6,678,462
                  B+        Ba3     11,054,256      Term F, due 3/31/2006                                        11,068,074
                  B+        Ba3     10,647,114      Term H, due 3/31/2006                                        10,646,006
                                                 Stronghaven:
                  NR++      NR++     8,287,828      Term B, due 5/15/2004                                         7,044,653
                  NR++      NR++     1,513,684      Term C, due 5/15/2004                                         1,286,631
                                                                                                            ---------------
                                                                                                                 55,363,058

Petroleum         BB        Ba3      9,444,790   Premcor Inc., Term, due 11/15/2004                               7,744,728
Refineries--      BBB-      Ba2      6,500,000   Tesoro Petroleum Corp., Term B, due 9/30/2009                    6,519,637
1.0%                                                                                                        ---------------
                                                                                                                 14,264,365

Printing &                                       Can West Media Inc.:
Publishing--      BB-       Ba3      3,046,617      Term B, due 5/15/2008                                         3,076,538
3.2%              BB-       Ba3      1,903,383      Term C, due 5/15/2009                                         1,922,076
                  NR++      NR++    11,651,087   Enterprise News Media, Term B, due 6/30/2005                    10,777,255
                  B         B1       4,925,000   Liberty Group Operating, Term B, due 3/31/2007                   4,844,969
                  NR++      NR++     3,663,026   Reiman Publications, Term B, due 12/01/2005                      3,690,499
                  B+        NR++    19,624,648   Vertis, Inc., Term B, due 12/06/2008                            16,950,789
                  CCC-      B3       3,419,628   Ziff-Davis Inc., Term B, due 3/31/2007                           2,590,368
                                                                                                            ---------------
                                                                                                                 43,852,494

Property                                         Corrections Corporation of America:
Management--      B         B2       1,015,373      Term B, due 12/31/2002                                        1,013,470
2.0%              B         B2       9,251,753      Term C, due 12/31/2002                                        9,234,406
                  NR++      Ba3     16,603,502   NRT Inc., Term, due 7/31/2004                                   16,382,127
                                                                                                            ---------------
                                                                                                                 26,630,003

Restaurants &                                    Domino & Bluefence:
Food Service--    B+        B2       6,089,859      Term B, due 12/21/2006                                        6,170,739
0.9%              B+        B2       6,109,096      Term C, due 12/21/2007                                        6,190,232
                                                                                                            ---------------
                                                                                                                 12,360,971

Retail & Retail   B+        Ba3      7,500,000   Advanced Stores Company, Term B, due 4/14/2006                   7,528,125
Specialty--1.3%                                  Shoppers Drug Mart:
                  BB        Ba3      4,849,780      Term C, due 2/04/2008                                         4,879,082
                  BB        Ba3      4,849,780      Term E, due 2/04/2009                                         4,879,082
                                                                                                            ---------------
                                                                                                                 17,286,289



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)

                  S&P      Moody's       Face                       Senior Secured
Industries*      Rating    Rating       Amount              Floating Rate Loan Interests**                          Value
Textile Mill                                     Joan Fabrics Corp.:
Products--0.1%    NR++      NR++  $    600,889      Term B, due 6/30/2005                                   $       533,289
                  NR++      NR++       310,532      Term C, due 6/30/2006                                           275,597
                                                                                                            ---------------
                                                                                                                    808,886

Tower             BB-       B1      25,000,000   American Towers, Inc., Term B, due 12/31/2007                   22,035,150
Construction &    BB-       Ba3     16,900,000   Crown Castle International Corporation, Term B,
Leasing--4.1%                                    due 3/31/2008                                                   16,463,422
                  B+        B3      20,000,000   Spectracite Communications, Term B, due 12/31/2007              17,255,000
                                                                                                            ---------------
                                                                                                                 55,753,572

Transportation--  BB+       Ba1      4,950,000   Kansas City Southern Railroad, Term B, due 12/29/2006            4,979,220
Services--1.0%    B         B2       1,797,345   Motor Coach, Term B, due 6/15/2006                               1,505,276
                  B+        B1       7,840,000   North American Van Lines Inc., Term B, due 11/18/2007            7,572,131
                                                                                                            ---------------
                                                                                                                 14,056,627

Utilities--2.3%   NR++      Ba3      4,000,000   AES New York, Term, due 2/28/2005                                3,530,000
                                                 Mission Energy Holdings:
                  BB-       Ba2     13,603,896      Term A, due 6/30/2006                                        13,807,955
                  BB-       Ba2      6,396,104      Term B, due 6/30/2006                                         6,508,036
                  NR++      NR++     7,749,167   Western Resources Inc., Term B, due 3/17/2003                    7,774,995
                                                                                                            ---------------
                                                                                                                 31,620,986

Waste                                            Allied Waste North America Inc.:
Management--      BB        Ba3      6,399,608      Term A, due 6/30/2005                                         6,244,994
3.1%              BB        Ba3     16,481,842      Term B, due 6/30/2006                                        16,387,072
                  BB        Ba3     19,778,211      Term C, due 6/30/2007                                        19,664,486
                                                                                                            ---------------
                                                                                                                 42,296,552

Wired             NR++      NR++     6,751,147   E. Spire Communication, Term C, due 8/11/2006                    5,232,139
Telecommuni-      D         Caa2     2,642,424   Global Cross, Term B, due 6/30/2006                                853,071
cations--1.2%     NR++      NR++    22,166,667   Teligent Inc., Term, due 7/01/2002+++                              692,708
                  BB-       Ba3      9,875,000   Valor Telecommunications, Term B, due 6/30/2008                  9,658,984
                  NR++      Caa3    16,500,000   WCI Capital Corp., Term B, due 3/30/2007+++                        283,602
                                                                                                            ---------------
                                                                                                                 16,720,504

Wireless                                         American Cellular Corp.:
Telecommuni-      BB-       Ba3      6,139,531      Term B, due 3/31/2008                                         6,001,041
cations--8.6%     BB-       Ba3      7,016,607      Term C, due 3/31/2009                                         6,858,333
                                                 Centennial Cellular Operating Co.:
                  B+        B1       2,200,521      Term A (PR), due 11/30/2006                                   1,742,080
                  B+        B1       2,674,479      Term A (US), due 11/30/2006                                   2,117,297
                                                 Dobson/Sygnet Operating Co.:
                  NR++      NR++     2,156,802      Term A, due 9/23/2006                                         2,142,422
                  NR++      NR++    11,029,303      Term B, due 3/23/2007                                        10,651,548
                  NR++      NR++     9,981,333      Term C, due 12/23/2007                                        9,663,179
                                                 Nextel Communications, Inc.:
                  BB-       Ba2     28,500,000      Term B, due 6/30/2008                                        23,853,303
                  BB-       Ba2     28,500,000      Term C, due 12/31/2008                                       23,905,572
                  BB-       Ba2     31,372,250      Term D, due 3/31/2009                                        25,939,423
                                                 Rural Cellular Corp.:
                  B+        Ba3      2,395,237      Term B, due 10/03/2008                                        2,187,793
                  B+        Ba3      2,395,237      Term C, due 4/03/2009                                         2,187,793
                                                                                                            ---------------
                                                                                                                117,249,784

                                                 Total Senior Secured Floating Rate Loan Interests
                                                 (Cost--$1,507,473,081)--96.6%                                1,315,028,894


Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)

                                        Shares             Common Stocks, Preferred Stocks,
Industries*                              Held                   Warrants & Agreements                               Value
Automotive Equipment--0.0%              14,471   Allied Signal Litigation Trust                             $             0
                                        14,471   Breed Creditors Litigation Trust                                         0
                                                                                                            ---------------
                                                                                                                          0

Cable Television Services--0.0%            707   Classic Cable, Inc. (Warrants)(a)                                        0

Chemicals--0.0%                        108,000   Pioneer Companies, Inc. (Common)+++                                216,000

Drilling--0.0%                          12,250   Rigco North America (Warrants)(a)                                        0

Manufacturing--0.0%                     11,218   Environmental Systems Product, Inc. (Common)+++                          0
                                         1,911   Environmental Systems Product, Inc. (Preferred)                          0
                                                                                                            ---------------
                                                                                                                          0

Medical Equipment--0.0%                 14,398   Mediq Inc. (Preferred)                                                   0

Other Telecommunications--0.0%           1,060   Pacific Coin (Common)                                                    0

Paper--0.0%                                 98   Cellular Tissue, Series A (Warrants)(a)                                  1
                                            49   Cellular Tissue, Series B (Warrants)(a)                                  0
                                                                                                            ---------------
                                                                                                                          1

                                                 Total Investments in Common Stocks, Preferred Stocks,
                                                 Warrants & Agreements (Cost--$2,274,534)--0.0%                     216,001


                                         Face
                                        Amount                  Short-Term Securities
Commercial Paper***--2.7%          $36,424,000   General Motors Acceptance Corp., 1.98% due 3/01/2002            36,424,000

                                                 Total Investments in Short-Term Securities
                                                 (Cost--$36,424,000)--2.7%                                       36,424,000

Total Investments (Cost--$1,546,171,615)--99.3%                                                               1,351,668,895
Other Assets Less Liabilities--0.7%                                                                               9,731,048
                                                                                                            ---------------
Net Assets--100.0%                                                                                          $ 1,361,399,943
                                                                                                            ===============

(a)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
++Not Rated.
+++Non-income producing security.
*Industries are shown as a percent of net assets.
**The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
***Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


FINANCIAL INFORMATION


Statement of Assets and Liabilities as of February 28, 2002
Assets:         Investments, at value (identified cost--$1,546,171,615)                                    $  1,351,668,895
                Cash                                                                                              1,059,075
                Receivables:
                   Interest                                                            $     10,796,704
                   Capital shares sold                                                          432,104
                   Principal paydowns                                                           248,027
                   Commitment fees                                                                4,908          11,481,743
                                                                                       ----------------
                Prepaid registration fees and other assets                                                          349,046
                                                                                                           ----------------
                Total assets                                                                                  1,364,558,759
                                                                                                           ----------------

Liabilities:    Payables:
                   Dividends to shareholders                                                  1,599,168
                   Investment adviser                                                           886,121
                   Administrator                                                                233,190           2,718,479
                                                                                       ----------------
                Deferred income                                                                                      43,031
                Accrued expenses and other liabilities                                                              397,306
                                                                                                           ----------------
                Total liabilities                                                                                 3,158,816
                                                                                                           ----------------

Net Assets:     Net assets                                                                                 $  1,361,399,943
                                                                                                           ================

Net Assets      Common Stock, par value $.10 per share; 1,000,000,000
Consist of:     shares authorized                                                                          $     16,096,256
                Paid-in capital in excess of par                                                              1,743,591,661
                Accumulated investment loss--net                                                                  (885,704)
                Accumulated realized capital losses on investments--net                                       (202,883,394)
                Unrealized depreciation on investments--net                                                   (194,518,876)
                                                                                                           ----------------
                Net Assets--Equivalent to $8.46 per share based on 160,962,559
                shares of Common Stock outstanding                                                         $  1,361,399,943
                                                                                                           ================


See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)

Statement of Operations


                                                                                                   For the Six Months Ended
                                                                                                          February 28, 2002
Investment      Interest                                                                                   $     50,539,347
Income:         Facility and other fees                                                                           1,137,240
                                                                                                           ----------------
                Total income                                                                                     51,676,587
                                                                                                           ----------------

Expenses:       Investment advisory fees                                               $      7,135,463
                Administrative fees                                                           1,877,753
                Transfer agent fees                                                             636,639
                Tender offer costs                                                              282,342
                Accounting services                                                             228,761
                Professional fees                                                               120,021
                Interest expense                                                                 77,870
                Custodian fees                                                                   67,818
                Registration fees                                                                43,858
                Printing and shareholder reports                                                 38,802
                Directors' fees and expenses                                                     21,701
                Assignment fees                                                                   5,279
                Other                                                                            71,822
                                                                                       ----------------
                Total expenses                                                                                   10,608,129
                                                                                                           ----------------
                Investment income--net                                                                           41,068,458

Realized &      Realized loss on investments--net                                                              (19,088,732)
Unrealized      Change in unrealized depreciation on investments--net                                          (53,600,453)
Loss on                                                                                                    ----------------
Investments--   Net Decrease in Net Assets Resulting from Operations                                       $   (31,620,727)
Net:                                                                                                       ================


See Notes to Financial Statements.



Statements of Changes in Net Assets

                                                                                          For the Six            For the
                                                                                          Months Ended          Year Ended
                                                                                          February 28,          August 31,
Increase (Decrease) in Net Assets:                                                            2002                 2001
Operations:     Investment income--net                                                 $     41,068,458    $    180,013,998
                Realized loss on investments--net                                          (19,088,732)        (79,147,916)
                Change in unrealized depreciation on investments--net                      (53,600,453)        (70,014,827)
                                                                                       ----------------    ----------------
                Net increase (decrease) in net assets resulting from operations            (31,620,727)          30,851,255
                                                                                       ----------------    ----------------

Dividends to    Investment income--net                                                     (41,082,358)       (180,885,802)
Shareholders:                                                                          ----------------    ----------------
                Net decrease in net assets resulting from dividends to shareholders        (41,082,358)       (180,885,802)
                                                                                       ----------------    ----------------

Capital Share   Net decrease in net assets resulting from capital
Transactions:   share transactions                                                        (344,191,967)       (564,261,414)
                                                                                       ----------------    ----------------

Net Assets:     Total decrease in net assets                                              (416,895,052)       (714,295,961)
                Beginning of period                                                       1,778,294,995       2,492,590,956
                                                                                       ----------------    ----------------
                End of period*                                                         $  1,361,399,943    $  1,778,294,995
                                                                                       ================    ================

                *Accumulated investment loss--net                                       $     (885,704)    $      (871,804)
                                                                                       ================    ================

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


FINANCIAL INFORMATION (continued)


Statement of Cash Flows

                                                                                                   For the Six Months Ended
                                                                                                          February 28, 2002
Cash Provided   Net decrease in net assets resulting from operations                                       $   (31,620,727)
by Operating    Adjustments to reconcile net decrease in net assets resulting from operations
Activities:     to net cash provided by operating activities:
                   Decrease in receivables                                                                        7,188,837
                   Decrease in other liabilities                                                                  (787,537)
                   Realized and unrealized loss on investments--net                                              72,689,185
                   Amortization of premium and discount                                                         (3,383,800)
                                                                                                           ----------------
                Net cash provided by operating activities                                                        44,085,958
                                                                                                           ----------------

Cash Provided   Proceeds from principal payments and sales of loan interests                                    822,796,025
by Investing    Purchases of loan interests                                                                   (619,036,004)
Activities:     Proceeds from sales and maturities of short-term investments--net                               138,653,898
                                                                                                           ----------------
                Net cash provided by investing activities                                                       342,413,919
                                                                                                           ----------------

Cash Used for   Cash receipts on capital shares sold                                                             17,515,194
Financing       Cash payments on capital shares tendered                                                      (379,188,422)
Activities:     Dividends paid to shareholders                                                                 (23,813,600)
                                                                                                           ----------------
                Net cash used for financing activities                                                        (385,486,828)
                                                                                                           ----------------

Cash:           Net increase in cash                                                                              1,013,049
                Cash at beginning of period                                                                          46,026
                                                                                                           ----------------
                Cash at end of period                                                                      $      1,059,075
                                                                                                           ================

Cash Flow       Cash paid for interest                                                                     $         77,870
Information:                                                                                               ================

Non-Cash        Capital shares issued in reinvestment of dividends paid to shareholders                    $     17,930,192
Financing                                                                                                  ================
Activities:


See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


FINANCIAL INFORMATION (concluded)


Financial Highlights

The following per share data and ratios
have been derived from information                           For the Six
provided in the financial statements.                        Months Ended
                                                             February 28,         For the Year Ended August 31,
Increase (Decrease) in Net Asset Value:                          2002         2001         2000         1999         1998
Per Share       Net asset value, beginning of period          $    8.82    $    9.45    $    9.73    $    9.97    $   10.02
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                              .22          .79          .77          .65          .68
                Realized and unrealized loss on
                investments--net                                  (.35)        (.62)        (.28)        (.24)        (.05)
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                  (.13)          .17          .49          .41          .63
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends from investment income--net        (.23)        (.80)        (.77)        (.65)        (.68)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of period                $    8.46    $    8.82    $    9.45    $    9.73    $    9.97
                                                              =========    =========    =========    =========    =========

Total           Based on net asset value per share            (1.50%)++        1.52%        5.44%        4.23%        6.47%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to       Expenses, excluding interest expense             1.40%*        1.36%        1.31%        1.33%        1.35%
Average                                                       =========    =========    =========    =========    =========
Net Assets:     Expenses                                         1.41%*        1.36%        1.31%        1.33%        1.40%
                                                              =========    =========    =========    =========    =========
                Investment income--net                           5.47%*        8.39%        8.17%        6.59%        6.79%
                                                              =========    =========    =========    =========    =========

Leverage:       Average amount of borrowings outstanding
                during the period (in thousands)              $   6,899           --           --           --    $  24,299
                                                              =========    =========    =========    =========    =========
                Average amount of borrowings outstanding
                per share during the period                   $     .04           --           --           --    $     .08
                                                              =========    =========    =========    =========    =========

Supplemental    Net assets, end of period (in millions)       $   1,361    $   1,778    $   2,493    $   3,146    $   3,365
Data:                                                         =========    =========    =========    =========    =========
                Portfolio turnover                               42.66%       50.82%       59.59%       60.06%       69.59%
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund,the shares of which are offered at net asset value. Therefore, no separate market exists.
++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature.

(a) Loan participation interests--The Fund invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Fund, which Fund management believes equals or exceeds the principal amount of the corporate loan. The Fund may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Fund will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Fund's investment. Because agents and intermediaries are primarily commercial banks, the Fund's investment in corporate loans at February 28, 2002 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services, which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory and Administrative Services Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Management, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to perform this investment advisory function.

For such services, the Fund pays a monthly fee at an annual rate of ..95% of the Fund's average daily net assets. The Fund also has an Administrative Services Agreement with MLIM whereby MLIM will receive a fee equal to an annual rate of .25% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

For the six months ended February 28, 2002, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $1,046,925 relating to the tender of the Fund's shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended February 28, 2002, the Fund reimbursed FAM $24,435 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2002 were $619,036,004 and $823,002,828, respectively.

Net realized gains (losses) for the six months ended February 28, 2002 and net unrealized losses as of February 28, 2002 were as follows:

                                      Realized
                                       Gains           Unrealized
                                      (Losses)           Losses

Loan interests                    $ (19,095,120)     $(194,502,720)
Short-term investments                     6,388                 --
Unfunded loan interests                       --           (16,156)
                                  --------------     --------------
Total                             $ (19,088,732)     $(194,518,876)
                                  ==============     ==============


As of February 28, 2002, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $194,502,720, of which $3,148,454 is related to appreciated securities and $197,651,174 is related to depreciated securities. The aggregate cost of investments at February 28, 2002 for Federal income tax purposes was $1,546,171,615.


4. Capital Share Transactions:
Transactions in capital shares were as follows:



For the Six Months Ended                                  Dollar
February 28, 2002                         Shares          Amount

Shares sold                            1,998,324     $   17,066,263
Shares issued to shareholders
in reinvestment of dividends           2,104,689         17,930,192
                                  --------------     --------------
Total issued                           4,103,013         34,996,455
Shares tendered                     (44,648,493)      (379,188,422)
                                  --------------     --------------
Net decrease                        (40,545,480)     $(344,191,967)
                                  ==============     ==============




For the Year Ended                                        Dollar
August 31, 2001                           Shares          Amount

Shares sold                           12,560,664      $ 114,812,424
Shares issued to shareholders
in reinvestment of dividends           8,810,317         80,261,144
                                  --------------     --------------
Total issued                          21,370,981        195,073,568
Shares tendered                     (83,683,641)      (759,334,982)
                                  --------------     --------------
Net decrease                        (62,312,660)     $(564,261,414)
                                  ==============     ==============



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


5. Unfunded Loan Interests:
As of February 28, 2002, the Fund had unfunded loan commitments of $1,939,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                     Unfunded
                                    Commitment
Borrower                          (in thousands)

Arena Brands, Inc.                   $    593
Classic Cable Inc.                      1,346


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund the purchase of the Fund's shares pursuant to a tender offer for the Fund's shares and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. For the six months ended February 28, 2002, the average amount borrowed was approximately $6,899,000 and the daily weighted average interest rate was 2.31%.


7. Capital Loss Carryforward:
At August 31, 2001, the Fund had a net capital loss carryforward of approximately $105,621,000, of which $1,471,000 expires in 2004, $3,279,000 expires in 2005, $4,468,000 expires in 2006, $3,366,000 expires in 2007, $28,290,000 expires in 2008 and $64,747,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


8. Subsequent Event:
The Fund began a quarterly tender offer on March 19, 2002 that concludes on April 19, 2002.



Merrill Lynch Senior Floating Rate Fund, Inc., February 28, 2002


PORTFOLIO PROFILE


As of February 28, 2002

                                        Percent of
Ten Largest Holdings                   Total Assets

Wyndam International, Inc.++                6.8%
Nextel Communications, Inc.++               5.4
Charter Communications Holdings++           5.3
Century Cable LLC                           3.3
Stone Container Corp.++                     3.1
Allied Waste North America Inc.++           3.1
Huntsman International LLC++                2.4
Lyondell Petrochemical Co.                  1.8
Dobson/Sygnet Operating Co.++               1.6
Ispat Inland LP++                           1.6

++Includes combined holdings.




                                        Percent of
Five Largest Industries                Total Assets

Cable Television Services                  14.6%
Wireless Telecommunications                 8.6
Hotels & Motels                             6.8
Chemicals                                   5.5
Health Services                             4.4



                                        Percent of
Quality Ratings                         Long-Term
S&P/Moody's                            Investments

BBB/Baa                                     6.0%
BB/Ba                                      43.4
B/B                                        23.7
CCC/Caa                                     4.1
D/D                                         1.1
NR (Not Rated)                             21.7




OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863